UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2013 (May 16, 2013)

LAREDO PETROLEUM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Laredo Petroleum Holdings, Inc. (the "Company") held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2013. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect directors to serve on the Company’s Board of Directors (the “Board”) for a term of office expiring at the Company’s 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; (2) ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2013; and (3) approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers. As of March 20, 2013, the record date for the Annual Meeting, there were 129,362,696 shares of common stock outstanding and entitled to vote at the Annual Meeting and a total of 125,469,361 (approximately 97%) were represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s proxy statement filed on April 2, 2013:

1. Each of the Directors that were up for re-election or election was elected for a term of one year. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Randy A. Foutch	122,167,497	347,953	2,953,911
Jerry R. Schuyler	122,112,520	402,930	2,953,911
Peter R. Kagan	105,094,452	17,420,998	2,953,911
James R. Levy	122,157,703	357,747	2,953,911
B.Z. (Bill) Parker	122,396,312	119,138	2,953,911
Pamela S. Pierce	122,346,399	169,051	2,953,911
Ambassador Francis Rooney	105,107,433	17,408,017	2,953,911
Dr. Myles W. Scoggins	122,377,608	137,842	2,953,911
Edmund P. Segner, III	122,377,208	138,242	2,953,911
Donald D. Wolf	122,341,934	173,516	2,953,911

2. Grant Thornton LLP was ratified as the Company's independent registered public accounting firm for 2013. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
125,391,621	75,203	2,537	0

3. The voting results for the advisory (non-binding) resolution regarding the compensation of the Company's named executive officers were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
122,347,856	154,775	12,819	2,953,911

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Dated: May 17, 2013	By:	/s/ KENNETH E. DORNBLASER
Kenneth E. Dornblaser
Senior Vice President and General Counsel

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